Nomura ETF Trust

Nomura Focused International Core ETF
(the “Fund”)

Supplement to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”), as amended

Effective immediately, the changes set forth below will take place.
Under the “Fund summaries – Who manages the Fund?” section of the Prospectus, the current information within the portfolio manager table is replaced in its entirety with the following:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Charles John, CFA	Managing Director, Senior Portfolio Manager	Since inception (June 2025)
Charles (Trey) Schorgl, CFA	Managing Director, Senior Portfolio Manager	Since inception (June 2025)

The following replaces the information in the section of the Fund’s Statutory Prospectus entitled “Who manages the Funds – Portfolio managers”:
Nomura Focused International Core ETF

Charles John and Charles (Trey) Schorgl have day-to-day responsibilities for making investment decisions for the Nomura Focused International Core ETF.

Charles John
Managing Director, Senior Portfolio Manager
• Joined Ivy Investments in 2017, acquired by Macquarie in 2021, acquired by Nomura in 2025
• Based in Kansas City

Charles is a Senior Portfolio Manager for Nomura Asset Management’s (NAM’s) Global Equity Team, where he is responsible for making day-to-day investment decisions for the team’s strategy. Charles joined Ivy Investments as an Equity Investment Analyst and became a Portfolio Manager for the firm in 2021. Previously, he was Co-Portfolio Manager of a global fund and Senior Investment Analyst with Scout Investments. Charles earned a Bachelor of Engineering in mechanical engineering from the Bangalore Institute of Technology (B.I.T.) India (Honors). He earned a Master of Business Administration with an emphasis in finance from the University of Missouri–Kansas City. He holds the Chartered Financial Analyst® designation.

Charles (Trey) Schorgl
Managing Director, Senior Portfolio Manager
• Joined Ivy Investments in 2014, acquired by Macquarie in 2021, acquired by Nomura in 2025
• Based in Kansas City

Trey is a Senior Portfolio Manager for Nomura Asset Management’s (NAM’s) Global Equity Team, where he is responsible for making day-to-day investment decisions for the team’s strategy. He joined Ivy Investments as an Equity Analyst. He was appointed Senior Equity Analyst in January 2022; he assumed portfolio management responsibilities in July 2023. His research responsibilities were concentrated in aerospace and defense, industrial conglomerates, and semiconductors and semiconductor capital equipment. Prior to joining Ivy Investments, he was an Equity Analyst with Balyasny Asset Management. Before that, he was an Equity Research Associate with Credit Suisse. He earned a Bachelor of Business Administration cum laude with a double major in finance and accounting from Texas Christian University. He holds the Chartered Financial Analyst® designation, and he is a member of the CFA Institute and the CFA Society of Kansas City.

Within the Fund’s Prospectus and SAI, all references to the portfolio managers for the Fund are updated to reflect the information noted above and references to any prior portfolio managers for the Fund are removed therein.
Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated October 29, 2026.